SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement	[_] Soliciting Material Under Rule 14a-12
[_] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[_] Definitive Additional Materials

FIRST M & F CORPORATION
(Name of Registrant as Specified In Its Charter)

——————————————————————————————
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[_]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies: ———————————————————————————————————————
(2)	Aggregate number of securities to which transaction applies: ———————————————————————————————————————
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

———————————————————————————————————————
(4)	Proposed maximum aggregate value of transaction: ———————————————————————————————————————
(5)	Total fee paid: ———————————————————————————————————————

[_]	Fee paid previously with preliminary materials:

[_]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid: ———————————————————————————————————————
(2)	Form, Schedule or Registration Statement No.: ———————————————————————————————————————
(3)	Filing Party: ———————————————————————————————————————
(4)	Date Filed: ———————————————————————————————————————

FIRST M & F CORPORATION
POST OFFICE BOX 520
KOSCIUSKO, MISSISSIPPI 39090

March 7, 2003

Dear Shareholder:

Enclosed you will find a 2002 Annual Report for First M & F Corporation, a Notice of the Annual Shareholders’ Meeting for 2003, a Proxy Statement, and a Proxy.

This institution is grateful for the loyalty and support of you, our friends and shareholders. The Annual Shareholders’ Meeting is to be held on Wednesday, April 9, 2003, at 1:30 P.M. at the Mary Ricks Thornton Cultural Center, located at the corner of East Washington Street and North Huntington Street, Kosciusko, Mississippi. We encourage you to mark this date on your calendar and make plans to attend, and share further in the affairs of your corporation.

I urge you to complete the enclosed Proxy promptly and return it in the enclosed self-addressed postage paid envelope, even if you plan to attend the meeting. If you attend the meeting, you may withdraw your Proxy and vote in person.

First M & F Corp’s audited financial statements and other required disclosures are attached to the Proxy Statement. Also enclosed is First M & F Corp’s Annual Report to shareholders.

We look forward to seeing you at the Annual Meeting.

Sincerely yours, FIRST M & F CORPORATION Hugh S. Potts, Jr. Chairman and Chief Executive Officer

FIRST M & F CORPORATION
POST OFFICE BOX 520
KOSCIUSKO, MISSISSIPPI 39090

March 7, 2003

NOTICE OF ANNUAL SHAREHOLDERS’ MEETING

To the Shareholders of
First M & F Corporation
Kosciusko, Mississippi 39090

     NOTICE IS HEREBY GIVEN that, pursuant to call of its Directors and in compliance with the Bylaws, the regular annual meeting of shareholders of the FIRST M & F CORPORATION (the “Company”), KOSCIUSKO, MISSISSIPPI, will be held at the Mary Ricks Thornton Cultural Center at 204 North Huntington Street, Kosciusko, Mississippi, on Wednesday, April 9, 2003, at 1:30 P.M. for the purpose of considering and voting on the following proposals:

1.	ELECTION OF DIRECTORS: The election of five (5) persons listed in the Proxy Statement dated March 7, 2003, accompanying this notice, as members of the Board of Directors for a term of three years.

2.	Whatever other business may be properly brought before the meeting or any adjournment thereof.

     Whether or not you contemplate attending the meeting, it is requested that you complete and return the enclosed Proxy as soon as possible. If you attend the meeting, you may withdraw your Proxy and vote in person.

     Only those shareholders of record at the close of business on February 21, 2003 shall be entitled to notice of and to vote at this meeting.

BY ORDER OF THE BOARD OF DIRECTORS Hugh S. Potts, Jr. Chairman and Chief Executive Officer

Dated and mailed at Cranford, New Jersey On or about March 7, 2003

- -

FIRST M & F CORPORATION
POST OFFICE BOX 520
KOSCIUSKO, MISSISSIPPI 39090

PROXY STATEMENT
DATED MARCH 7, 2003

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON
APRIL 9, 2003

SOLICITATION BY BOARD OF DIRECTORS OF FIRST M & F CORPORATION

     This statement is furnished to the shareholders of First M & F Corporation (the “Company”) in connection with the solicitation by the Board of Directors of Proxies to be voted at the Annual Meeting of Shareholders to be held at the Mary Ricks Thornton Cultural Center at 204 North Huntington Street, Kosciusko, Mississippi, on Wednesday, April 9, 2003, at 1:30 P. M., local time or any adjournment (s) thereof, for the matters set out in the foregoing notice of Annual Shareholders’ Meeting. The approximate date on which this Proxy Statement and form of proxy are first being sent or given to shareholders is March 7, 2003.

     Only those shareholders of record on the books of the Company at the close of business on February 21, 2003, (the “Record Date”) are entitled to notice of and to vote at the meeting. On that date, the Company had outstanding of record 4,620,436 shares of common stock. Each share is entitled to one (1) vote. In the election of Directors, each shareholder has cumulative voting rights, so that a shareholder may vote the number of shares owned by him for as many persons as there are Directors to be elected, or he may multiply the number of shares by the number of Directors to be elected and allocate the resulting votes to one or any number of candidates. For example, if the number of Directors to be elected is five (5), a shareholder owning ten (10) shares may cast ten (10) votes for each of five (5) nominees, or cast 50 votes for any one (1) nominee or allocate the fifty (50) votes among several nominees.

     The cost of soliciting proxies from shareholders will be borne by the Company. The initial solicitation will be by mail. Thereafter, proxies may be solicited by Directors, officers and regular employees of the Company, by means of telephone, telegraph or personal contact, but without additional compensation therefor. The Company will reimburse brokers and other persons holding shares as nominees for their reasonable expenses in sending proxy soliciting material to the beneficial owners.

     Any shareholder giving a Proxy has the right to revoke it at anytime before it is exercised. A shareholder may revoke his Proxy (1) by personally appearing at the Annual Meeting, (2) by written notification to the Company which is received prior to the exercise of the Proxy or (3) by a subsequent Proxy executed by the person executing the prior Proxy and presented at the Annual Meeting. All properly executed Proxies, if not revoked, will be voted as directed on all matters proposed by the Board of Directors, and, if the shareholder does not direct to the contrary, the shares will be voted “For” each of the proposals described below.

     The presence at the Annual Meeting, in person or by Proxy, of a majority of the shares of Common Stock outstanding on February 21, 2003, and entitled to vote, will constitute a quorum. Abstentions and broker non-votes are counted only for the purpose of determining whether a quorum is present at the meeting. Broker non-votes and shareholder abstentions are not counted in determining whether or not a matter has been approved by shareholders.

     The 2002 Annual Report to shareholders of the Company is enclosed for the information of the shareholders.

PROPOSAL NO. 1 - ELECTION OF DIRECTORS (ITEM 1 ON PROXY CARD)

     The Board of Directors of the Company is divided into three (3) classes – Class I, Class II and Class III. Each class consists of five (5) to seven (7) Directors. The term of Class I Directors expires at the 2003 Annual Meeting. The term of Class II Directors expires at the 2004 Annual Meeting. The term of the Class III Directors expires at the 2005 Annual Meeting.

     The Board of Directors has nominated Fred A. Bell, Jr., Charles T. England, Susan P. McCaffery, James I. Tims, and Edward G. Woodard for election as Class I Directors to serve until the 2006 Annual Meeting. All of the nominees are currently serving as Class I Directors.

     Unless authority is expressly withheld, the proxy holders will vote the proxies received by them for the five (5) nominees for Class I Director listed above, reserving the right, however, to cumulate their votes and distribute them among the nominees, in their discretion. Although each nominee has consented to being named in this Proxy Statement and to serve if elected, if any nominee should prior to the Annual Meeting decline or become unable to serve as a Director, the proxies will be voted by the proxy holders for such other persons as may be designated by the present Board of Directors. During 2002, the Company’s Board of Directors had twelve (12) regular meetings. No director attended less than 75% of the total number of meetings of the Board of Directors or committees upon which he served.

     Pursuant to Mississippi Law and the Company’s By Laws, directors are elected by a plurality of the votes cast in the election of Directors. A “plurality” means that the individuals with the largest number of favorable votes are elected as Director, up to the maximum number of Directors to be chosen at the meeting.

     The following table provides certain information about the nominees and the other current Directors of the Company.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF ALL THE NOMINEES

INFORMATION CONCERNING NOMINEES AND DIRECTORS

Name and Age		Positions & Offices With Company or/and Employment	Director Since	Amount and Nature of Beneficial Ownership Of Common Stock as of December 31, 2002	Percent of Common Stock Beneficially Owned (a)

CLASS I
Fred A. Bell, Jr.,	61	Owner, Bell Chevrolet (car dealership)	1981	35,357(14)	.73%
Charles T. England,	66	Supervisor of Finance Company subsidiaries of Merchants and Farmers Bank from 1995 through 1999; Registered Representative of Security Financial Network in 1994; Farmer; formerly Chancery Clerk, Attala County	1980	16,908(1)(14)	.35%
James F. Ingram,	72	Chief Executive Officer of Community Federal Savings Bank from 1984 through 1999 and of Community Federal Bancorp from 1996 through 1999. President of Community Federal Bank from 1984 through June, 1998 and of Community Federal Bancorp from 1996 through June, 1998.	2000	94,267(15)	1.94%

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Name and Age		Positions & Offices With Company or/and Employment	Director Since	Amount and Nature of Beneficial Ownership Of Common Stock as of December 31, 2002	Percent of Common Stock Beneficially Owned (a)

Susan McCaffery,	63	Retired; Former Professor, Wood College	1987	118,798(3)(4)(14)	2.44%
James I. Tims,	59	President of LT Corporation; President of First Bolivar Capital Corp. through 1998.	2000	92,597(16)	1.90%
Edward G. Woodard,	48	Member of Audit Committee; President, K. M. Distributing Company, Inc. (wholesaler of chain saws, lawn and gardening equipment)	1989	10,006(5)(14)	.21%
CLASS II
Barbara K. Hammond,	58	Retired; Member of Audit Committee; Former Specialist, Circuit Capacity Management, BellSouth	1995	11,360(22)	.23%
Charles V. Imbler, Sr.,	70	President and Chief Executive Officer of Truck Center, Inc. since 1970.	2000	23,744(17)	.49%
R. Dale McBride,	64	President, Merchants and Farmers Bank, Durant	1979	25,089(7)(22)	.52%
Hugh S. Potts, Jr.,	58	Chairman of the Board and CEO of the Company since 1994; Vice Chairman, 1983-1993; Vice President, 1979-1983	1979	375,702(3)(8)(18)	7.72%
Michael W. Sanders,	59	President, Jimmy Sanders, Inc. (sales of seed, grain, chemicals and fertilizer); Member of Audit Committee	2000	5,900(13)	.12%
W. C. Shoemaker,	71	Consultant, IMC Webb Graphics (Printing); President, W.C. Shoemaker, Inc. (investments & real estate)	1979	41,866(22)	.86%
Scott M. Wiggers,	58	President of the Company since 1988 and Treasurer since 1979; Corporate President, Merchants & Farmers Bank	1983	15,055(6)(19)	.31%
CLASS III
Jon A. Crocker,	60	Business Development Officer since 1999; Chairman & CEO, Merchants & Farmers Bank, Bruce Branch from 1995 to 1999	1996	66,151(9)(13)(14)	1.36%

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Name and Age		Positions & Offices With Company or/and Employment	Director Since	Amount and Nature of Beneficial Ownership Of Common Stock as of December 31, 2002	Percent of Common Stock Beneficially Owned (a)

Toxey Hall, III	63	Member of Audit Committee; President, Thomas-Walker-Lacey (retail discount store)	1984	4,912(13)(14)	.10%
J. Marlin Ivey,	66	Member of Audit Committee; President, Ivey National Corporation (holding company for various businesses)	1979	123,812(10)(13)(14)	2.54%
Otho E. Pettit, Jr.,	52	Of Counsel, Dorrill, Pettit, Crosby & White	1993	17,782(11)(13)(14)	.37%
Charles W. Ritter, Jr.,	69	Chairman of Audit Committee; President, The Attala Company (feed manufacturing company)	1979	163,800(12)(13)(14)	3.36%
L. F. Sams, Jr.,	63	Partner, Mitchell, McNutt, Threadgill, Smith & Sams (law firm) since 1971.	2000	25,012(2)(17)(20)	.51%
ALL DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS AS A GROUP (25 PERSONS)				1,282,920(21)	26.35%

(a)	Constitutes sole ownership unless otherwise indicated.

(1)	Mr. England shares voting and investment power with respect to these shares with his wife.
(2)	Includes 11,327 shares which may be acquired upon the exercise of stock options.
(3)	Mrs. McCaffery and Hugh S. Potts, Jr. are brother and sister. Their father is the Company’s former Chief Executive Officer and Chairman of the Board, Hugh S. Potts, Sr.
(4)	Mrs. McCaffery shares voting and investment power with respect to 761 of these shares with her husband and includes 15,500 shares owned by Mrs. McCaffery’s husband.
(5)	Includes 880 shares owned by Mr. Woodard’s wife.
(6)	Includes 1,144 shares owned by Mr. Wiggers’ wife and daughter.
(7)	Mr. McBride shares voting and investment power with respect to 11,423 of these shares with his wife, children and grandchildren.
(8)	Mr. Potts, Jr. shares voting and investment power with respect to 59,500 of these shares, which are held in two trusts and includes 35,484 shares owned by his wife and minor children. Mr. Potts, Jr. is the trustee over The Salt & Light Foundation which owns 46,754 shares.
(9)	Of these shares, 6,951 are registered in the name of BellAire Corporation, of which Mr. Crocker’s wife is a director.
(10)	Of these shares, 102,012 are registered in the name of Ivey National Corporation, of which Mr. J. Marlin Ivey is the President.
(11)	Includes 3,726 owned by Mr. Pettit’s wife and children.
(12)	Includes 61,000 shares owned by Mr. Ritter’s wife.
(13)	Includes 100 shares which may be acquired upon the exercise of stock options.
(14)	Includes 1,700 shares which may be acquired upon the exercise of stock options.
(15)	Includes 51,390 shares which may be acquired upon the exercise of stock options.
(16)	Includes 78,849 shares owned by Mr. Tims’ wife. Includes 11,916 shares owned by LT Corporation which is owned by Mr. Tims and his wife. Includes 1,000 shares owned jointly with his wife.
(17)	Includes 11,427 shares which may be acquired upon the exercise of stock options.
(18)	Includes 4,000 shares which may be acquired upon the exercise of stock options.
(19)	Includes 4,500 shares which may be acquired upon the exercise of stock options.
(20)	Includes 2,265 shares owned by Mr. Sams’ wife.

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(21)	Includes 8,100 shares which may be acquired by executive officers upon exercise of stock options.
(22)	Includes 1,600 shares which may be acquired upon the exercise of stock options.

Charles W. Ritter, Jr. is a director of Sanderson Farms, Inc., Laurel, Mississippi. None of the other Directors are a director of another company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the reporting requirements of Section 15(d) of the Act, or registered as an investment company under the Investment Company Act of 1940.

Executive Officers

Name	Age	Position	Beneficial Ownership as of January 31, 2002	Percent

Robert C Thompson, III	44	Treasurer, First M&F Corporation; EVP & Chief Financial Officer, M&F Bank	2,547(1)	.05%
Evelyn G. Atwood	56	Secretary of the Board, First M&F Corporation and M&F Bank	1,158.02%
Robert K Autry	57	EVP and Administrative Executive, M&F Bank	4,021(1)	.08%
Michael E. Crandall	45	EVP and Retail Sales Manager, M&F Bank	4,380(2)	.09%
Jeffrey A Camp	43	EVP and Commercial Sales Manager, M&F Bank	2,696(1)	.06%

(1)	Includes 2,400 shares which may be acquired upon the exercise of stock options.

(2)	Includes 900 shares which may be acquired upon the exercise of stock option plans.

The following information concerns the employment history of executive officers for the last five (5) years.

Robert C Thompson, III	Treasurer, First M&F Corporation & EVP & Chief Financial Officer, M&F Bank since November, 1997. Doctoral student from January, 1995 through October, 1997.
Evelyn G. Atwood	Secretary of the Board, First M&F Corporation and M&F Bank since January, 2001
Robert K Autry	EVP – Administration since April, 2002. EVP & Divisional Sales Manager of M&F Bank from January, 1995 through March, 2002..
Michael E. Crandall	EVP & Divisional Sales Manager of M&F Bank since September, 2001. President of Madison/Ridgeland branches from August, 1988 through August, 2001.
Jeffrey A Camp	EVP & Chief Credit Officer of M&F Bank since January, 1998. President of Desoto County Division at Deposit Guaranty National Bank from April, 1994 through December, 1997.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock. Executive officers and directors are required by Securities and Exchange Commission regulation to furnish the Company with copies of all Section 16(a) forms they file. To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2002, all Section 16(a) filing requirements applicable to the Company’s executive officers and directors were complied with.

PRINCIPAL SHAREHOLDER

     Management of the Company knows of no person who owns of record or beneficially, directly or indirectly, more than 5% of the outstanding common stock of the Company except as set forth below:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership of Common Stock	Percent of Class

Hugh S. Potts, Jr	375,702 shares(1)	7.72%
1104 Walnut Road
Kosciusko, MS 39090

(1)	Mr. Potts shares voting and investment power with respect to 59,500 of these shares, which are held in two trusts.

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EXECUTIVE COMPENSATION

     The following tables show the cash compensation for 2002, 2001 and 2000 for the Chief Executive Officer of the Company and the five (5) highest paid Executive Officers of the Company and the Bank whose cash compensation exceeded $100,000.

Name and Principal Position	Year	Salary	Bonus	Other Annual Compensation	All Other Compensation
Hugh S. Potts, Jr.				$2,451(1)	$4,846(4)
Chairman of the Board and CEO	2002	$210,000	$50,000	$2,510(3)	$570(6)
				$2,225(7)
				$2,451(1)	$4,173(4)
	2001	$207,308	$10,000	$2,275(3)	$280(6)
				$2,596(1)	$2,781(4)
	2000	$194,916	$0	$3,115(3)	$260(6)
Scott M. Wiggers	2002	$164,131	$41,020	$2,283(1)	$4,071(4)
President and COO				$1,200(2)	$570(6)
				$2,225(7)
	2001	$146,665	$5,000	$2,012(1)	$3,667(4)
					$260(6)
	2000	$140,885	$5,495	$1,927(1)	$3,492(4)
					$260(6)
Jeffrey A. Camp	2002	$135,892	$37,701	$429(1)	$3,330(4)
Executive Vice President				$890(2)
And Commercial Sales				$2,060(7)
Manager	2001	$123,141	$3,879	$383(1)	$3,042(4)
				$666(2)
	2000	$115,892	$4,520	$357(1)	$2,558(4)
				$924(2)
Michael E. Crandall	2002	$116,231	$37,646	$538(1)	$2,883(4)
Executive Vice President				$101(2)
And Retail Sales Manager				$1,457(3)
				$2,090(7)
	2001	$99,361	$10,000	$297(1)	$2,484(4)
				$256(2)
				$1,385(3)
				$857(7)
	2000	$92,000	$5,060	$271(1)	$2,300(4)
				$655(2)
				$1,201(3)
				$220(7)
Robert K. Autry	2002	$113,277	$38,038	$1,496(1)	$2,832
Executive Vice President -				$635(2)
Administration
	2001	$107,631	$3,390	$1,408(1)	$2,691(4)
				$696(2)

	2000	$102,283	$3,900	$709(1)	$2,488(4)
				$443(2)

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(1)	Cost of excess life insurance
(2)	Automobile allowance
(3)	Cost of country club memberships
(4)	Company Contribution to the 401k plan
(5)	Moving expense reimbursement
(6)	Director fees
(7)	Incentive pay

OPTION GRANTS

No stock options were granted to Executive Officers during 2002.

OPTION EXERCISES AND YEAR END VALUES

The following table provides information as to the options exercised during 2002, and the unexercised options to purchase the Company’s Common Stock previously granted to the Named Executive Officers and held by them at the end of 2002.

OPTIONS EXERCISED IN 2002 AND YEAR END OPTION VALUE

Name	Shares Acquired on Exercise In 2002 (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options At Year End (#)(1) Exercisable/Unexercisable	Value of Unexercised In the Money Options At Year End ($)(1)(2)

Hugh S. Potts, Jr	0	0	6,000/4,000	0

Scott M. Wiggers	0	0	4,500/3,000	0

Jeffrey A. Camp	0	0	2,400/1,600	0

Robert K. Autry	0	0	2,400/1,600	0

Michael E. Crandall	0	0	900/600	0

(1) All stock options were granted in 1999, with a ten (10) year life. They vest at 20% per year over a five (5) year period. The options have strike prices that range from $32.50 to $35.75 per share.

(2) Based on the closing price on the NASDAQ system ($27.75) on December 31, 2002.

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PENSION PLAN. The following table indicates the estimated annual benefits payable to persons in specified classifications upon retirement at age 65.

Five Years Average Annual Compensation	Credited Years of Service
	15	20	25	30	35
$ 25,000	$ 3,000	$ 4,000	$ 5,000	$ 6,000	$ 7,000
50,000	6,000	8,000	10,000	12,000	14,000
75,000	9,000	12,000	15,000	18,000	21,000
100,000	12,000	16,000	20,000	24,000	28,000
160,000	19,200	25,600	32,000	38,400	44,800

     Credited years of service for the individuals named in the Summary Compensation Table above are anticipated to be as follows: Hugh S. Potts, Jr. - 37 years; Scott M. Wiggers - 34 years; Jeffrey A. Camp - 26 years; Robert K. Autry - 25 years; Michael E. Crandall - 41 years.

     A participant in First M&F’s Pension Plan whose service is terminated on or before his normal retirement date is eligible to retire and receive a normal retirement benefit. The amount of the normal benefit under the Plan is equal to 1/12 of the sum of the amounts described below in (1) and (2) multiplied by (3) where:

(1)	= eight-tenths of one percent (0.8%) of the participant average earnings;
(2)	= twenty-five hundredths percent (0.25%) of the participants average earnings in excess of Twenty-Four Thousand and no/100 dollars ($24,000.00); and
(3)	= the participant’s benefit service as of his normal retirement date.

If a participant’s annual benefit commences before the participant’s social security retirement age, but on or after age 62, the amount of the benefit is reduced. If the annual benefit of a participant commences prior to age 62, the amount of the benefit shall be the actuarial equivalent of an annual benefit beginning at age 62 reduced for each month by which benefits commence before the month in which the participant attains age 62. If the annual benefit of a participant commences after the participant’s social security retirement age, the benefit amount is adjusted so that it is the actuarial equivalent of an annual benefit beginning at the participant’s social security retirement age.

DIRECTOR COMPENSATION. Non-officer Directors receive annual compensation in the amount of $1,500 per Board Meeting attended payable at the end of the year, plus an additional $50 for each committee meeting attended.

FIVE YEAR SHAREHOLDER RETURN COMPARISON

     Set forth below is a line graph comparing the yearly percentage change in the cumulative total stockholder return on the Company’s Common Stock against the cumulative total return of the NASDAQ Market US Index and the NASDAQ Bank Index which consists of the period of five (5) years beginning in 1998.

[Graph Omitted]

	Cumulative Total Return

Index	12/31/97	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02

First M & F Corporation	100.00	92.34	79.43	47.09	59.81	84.21
NASDAQ - Total US*	100.00	140.99	261.48	157.42	124.89	86.33
NASDAQ Bank Index*	100.00	99.36	95.51	108.95	117.97	120.61

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INDEPENDENT PUBLIC ACCOUNTANTS

     Shearer, Taylor & Co., P.A. were the independent accountants for the Company during the most recently completed fiscal year and will serve as the independent accountant for the Company during the current fiscal year. Representatives of this firm will be present at the Annual Meeting and have an opportunity to make statements if they so desire and are expected to be available to respond to appropriate questions.

SALARY AND BENEFIT COMMITTEE REPORT ON
EXECUTIVE COMPENSATION

     This report reflects the Company’s compensation philosophy for all executive officers, as endorsed by the Board of Directors and the Salary and Benefits Committee. The committee is comprised of Directors: J. Marlin Ivey, Charles W. Ritter, Jr., W. C. Shoemaker, James I. Tims and Edward G. Woodard and determines annual base salary adjustments and annual pay for performance bonus awards.

     In determining the compensation to be paid to the Company’s executive officers in 2002, the Salary and Benefit Committee employed compensation policies designed to align the compensation of Mr. Potts, Mr. Wiggers, and other executive officers with the Company’s overall business strategy, values and management initiatives. These policies are intended to reward executives for strategic management and the enhancement of shareholder value and support a performance-oriented environment that rewards achievement of internal goals.

     In 2002, Messrs. Potts and Wiggers received an increase in base salary of 0.0% and 14.7% respectively, from their 2001 base salary. Mr. Potts recommended that his salary not be increased due to the flat earnings trend of 2000 and 2001. Mr. Wiggers was awarded a raise based upon new responsibilities as Chief Operating Officer, which he assumed in April, 2002.

     The Company has established an incentive compensation plan that is based upon individual performance as well as team and corporate performance. Every employee in the Company has a unique scorecard with performance goals in up to nine (9) categories. The individual measures relate primarily to sales, service quality, regulatory compliance, timeliness, and financial goals. The particular measures on an individual’s scorecard depend on the actions that are determined to be most important for that individual to achieve for the current year. Messrs. Potts and Wiggers have measures that are company-wide in nature. The measures for 2002 were for net interest income, non-interest income, expense control, credit quality, regulatory compliance and customer retention. Each measure is weighted based upon its relative importance to the year’s business plan. The performance, multiplied by the weights, can potentially be any number between 0% and 100%. This number is multiplied by the incentive pay rate, which was 10% for executive officers in 2002, to determine the incentive compensation. The scorecard for Mr. Wiggers indicated a 71% achievement of the goals, which resulted in incentive pay of $11,020. The maximum bonus that Mr. Wiggers could have received in the incentive plan was $15,521. Mr. Wiggers and certain other executive officers were also paid an incentive that was tied to the achievement of a $2.00 per share earnings goal. Since the Company had surpassed the $2.00 earnings per share target by November, Mr. Wiggers was awarded $30,000 from this incentive pool. Based upon the achievement of the earnings target, as well as the incentive scorecard, the Compensation Committee awarded a $50,000 bonus to Mr. Potts.

     Additionally, the Company subscribes to and participates in the Mississippi Bankers Association survey, which provides the Committee with comparative compensation data from the Company’s market areas and its peer groups. This information is used by the committee to ensure that it is providing compensation opportunities comparable to its peer group, thereby allowing the Company to retain talented executive officers who contribute to the Company’s overall and long-term success.

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     Submitted by the Company’s Salary and Benefit Committee: J. Marlin Ivey, Chairman, Charles W. Ritter, Jr., W. C. Shoemaker, James I. Tims and Edward G. Woodard.

TRANSACTIONS WITH MANAGEMENT

     First M & F Corporation’s subsidiary, Merchants and Farmers Bank, Kosciusko, Mississippi, (the “Bank”) has had, and expects to have in the future, banking transactions in the ordinary course of its business with directors, officers, principal shareholders, and their associates. Such transactions are completed on the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others, and do not involve more than the normal risk of collectibility or present other unfavorable features. Such loans are extended on a secured basis. Other than these transactions, there were no material transactions during 2002 between directors and officers and the Bank or the Company.

COMMITTEES OF THE BOARD OF DIRECTORS

     The Company has a standing Audit Committee of its Board of Directors which met four (4) times during 2002. Presently Charles W. Ritter, Jr. serves as Chairman and other members are Toxey Hall, III, Barbara K. Hammond, J. Marlin Ivey, Michael W. Sanders and Edward G. Woodard. The Audit Committee reviews audit plans, examination results of both independent and internal auditors and makes recommendations to the Board of Directors concerning independent auditors.

     The Company has a standing Salary and Benefit Committee which met three (3) times during 2002 and makes recommendations to the Board of Directors on all officers’ salaries and compensation. Presently J. Marlin Ivey serves as Chairman and other members are Charles W. Ritter, Jr., W. C. Shoemaker, James I. Tims and Edward G. Woodard.

     The Company has a Proxy Committee that acts as a Nominating Committee. The Committee met one (1) time during 2002. Hugh Potts, Jr. serves as Chairman with other members being J. Marlin Ivey, Charles W. Ritter, Jr., W. C. Shoemaker, James I. Tims and Edward G. Woodard. The Company’s By-Laws are silent as to nominations to the Board of Directors, other than those made by or at the direction of the Board of Directors. The Nominating Committee does not accept nominations directly from shareholders.

     Merchants & Farmers Bank has among other committees, an Investment Committee which meets quarterly, a Loan and Policy Committee which meets weekly, an Executive and Administrative committee which meets bi-annually, a Trust Committee which meets monthly, an Insurance Committee which meets annually, and a Long Range Planning Committee which meets as needed.

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REPORT OF THE AUDIT COMMITTEE

     Notwithstanding anything to the contrary set forth in any of the Company’s filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, the following report of the Audit Committee shall not be incorporated by reference into any such filings and shall not otherwise be deemed filed under such acts.

     With respect to fiscal 2002, the Audit Committee has reviewed and discussed the audited financial statements with management. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards 61, Communications with Audit Committees, as amended by Statement on Auditing Standards 90, Audit Committee Communications. The Audit Committee received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independent Discussions with Audit Committees, and has discussed with the independent auditors the auditor’s independence.

     The Audit Committee has discussed with the Company’s management and independent auditors the process used for certifications by the Company’s chief executive officer and chief financial officer which are required by the Securities and Exchange Commission and the Sarbanes-Oxley Act of 2002 for certain of the Company’s filings with the Securities and Exchange Commission. The Audit Committee anticipates that it will in 2003 recommend to the Board of Directors a new charter for the Audit Committee which will meet the new requirements of the Sarbanes-Oxley Act of 2002 and new rules expected to be promulgated by the Securities and Exchange Commission.

     Based on the review and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2002 for filing with the Securities and Exchange Commission.

     The Board of Directors has determined that the members of the Audit Committee are independent.

     The Board of Directors adopted a written charter for the Audit Committee on May 16, 2000, which was attached as Exhibit A to the Proxy Statement for the 2001 Annual Meeting.

     Submitted by the Company’s Audit Committee: Charles W. Ritter, Jr., Chairman, Toxey Hall, III, Barbara K. Hammond, J. Marlin Ivey, Michael W. Sanders and Edward G. Woodard.

AUDIT AND ACCOUNTING FEES

     The following is a summary of fees related to services performed for the Company by Shearer, Taylor & Co., P.A. for the years ended December 31, 2002 and 2001:

	2002	2001
Audit fees - Audit of annual financial statements and reviews of	$84,500	$79,000
financial statements included in Forms 10-Q

Audit related fees - Audits of employee benefit plans, FDICIA	19,775	22,000
internal controls engagement and FHLB collateral agreed upon procedures

Income tax services	17,920	17,670

Total	$122,195	$118,670

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     The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the principal accountant’s independence.

OTHER MATTERS

     Management at present knows of no other business to be brought before the meeting. However, if other business is properly brought before the meeting, it is the intention of the management to vote the accompanying Proxies in accordance with its judgement.

PROPOSALS FOR 2003 ANNUAL MEETING

     Any shareholder who wishes to present a proposal at the Company’s next Annual Meeting and who wishes to have the proposal included in the Company’s Proxy Statement and form of proxy for the meeting must submit the proposal to the undersigned at the address of the Company not later than November 7, 2003.

     The accompanying Proxy is solicited by Management.

BY ORDER OF THE BOARD OF DIRECTORS, Hugh S. Potts, Jr. Chairman and Chief Executive Officer

Dated and mailed at Cranford, New Jersey On or about March 7, 2003 13

|x| PLEASE MARK VOTES AS IN THIS EXAMPLE	REVOCABLE PROXY FIRST M & F CORPORATION
					FOR	WITH- HOLD	FOR ALL EXCEPT
PROXY SOLICITED FOR ANNUAL MEETING OF SHAREHOLDERS OF FIRST M & F CORPORATION TO BE HELD ON APRIL 9, 2003		1.	PROPOSAL to elect the five (5) identified nominees as Class I directors:		|_|	|_|	|_|
			Fred A. Bell, Jr.	James I. Tims
			Charles T. England	Edward G. Woodard
Susan P. McCaffery
The undersigned hereby appoints Hugh S. Potts, Jr., J. Marlin Ivey, Charles W. Ritter, Jr., W.C. Shoemaker, and James I. Tims or any of them as proxy with the power to appoint his substitute and hereby authorizes him to represent the undersigned, and to vote upon all matters that may properly come before the Annual Meeting including the matters described in the Proxy Statement furnished herewith, subject to any directions indicated herein, with full power to vote all shares of Common Stock of First M&F Corporation held of record by the undersigned on February 21, 2003, at the Annual Meeting of Shareholders to be held at the Mary Ricks Thorton Cultural Center at 204 North Huntington Street, Kosciusko, Mississippi on Wednesday, April 9, 2003, at 1:30 P.M., or any adjournment(s) thereof.
INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "For All Except" and write that nominees name(s) below.

IF NO DIRECTIONS ARE GIVEN, THE PROXIES WILL VOTE FOR EACH NOMINEE LISTED BELOW, AND AT THE DISCRETION OF THE PERSON NAMED ABOVE IN CONNECTION WITH ANY OTHER BUSINESS PROPERLY COMING BEFORE THE MEETING.

When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If corporation or partnership, sign in full corporate or partnership name by authorized person.

Please be sure to sign and date this Proxy in the box below.	Date

Stockholder sign above	Co-holder (if any) sign above
*Sign your name exactly as it appears above.

^ Detach above card, sign, date and mail in postage paid envelope provided. ^